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                                                                     EXHIBIT 4.3


                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                           STEWART ENTERPRISES, INC.,

                                 THE GUARANTORS
                          LISTED ON SCHEDULE A HERETO,

                                       AND


                         BANC OF AMERICA SECURITIES LLC,

                         DEUTSCHE BANC ALEX. BROWN INC.,

                      CREDIT LYONNAIS SECURITIES (USA) INC.

                                       AND

                    SUNTRUST EQUITABLE SECURITIES CORPORATION





                            DATED AS OF JUNE 29, 2001



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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of June 29, 2001, by and among Stewart Enterprises, Inc., a Louisiana corporation (the "COMPANY"), the Guarantors listed on Schedule A hereto (the "GUARANTORS"), and Banc of America Securities LLC, Deutsche Banc Alex. Brown Inc., Credit Lyonnais Securities (USA) Inc. and SunTrust Equitable Securities Corporation (each an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS"), each of whom has agreed to purchase the Company's 10 3/4% Senior Subordinated Notes due 2008 (the "INITIAL NOTES") pursuant to the Purchase Agreement (as defined below).

                  This Agreement is made pursuant to the Purchase Agreement, dated as of June 19, 2001 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers (i) for your benefit and for the benefit of each other Initial Purchaser and (ii) for the benefit of the holders from time to time of the Notes (including you and each other Initial Purchaser). In order to induce the Initial Purchasers to purchase the Initial Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(i) of the Purchase Agreement.

                  The parties hereby agree as follows:

                  SECTION 1. DEFINITIONS

                  As used in this Agreement, the following capitalized terms shall have the following meanings:

     BROKER-DEALER: Any broker or dealer registered under the Exchange Act.

     CLOSING DATE:  The date of this Agreement.

     COMMISSION:  The Securities and Exchange Commission.

     CONSUMMATE: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Initial Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

     EFFECTIVENESS TARGET DATE:  As defined in Section 5.

     EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

     EXCHANGE NOTES: The 10 3/4% Senior Subordinated Notes due 2008, of the same series under the Indenture as the Initial Notes, to be issued to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.


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     EXCHANGE OFFER: The registration by the Company under the Securities Act of the Exchange Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

     EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

     EXEMPT RESALES: The transactions in which the Initial Purchasers propose to sell the Initial Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to certain non-U.S. persons, in accordance with such Rule 144A and Regulation S under the Securities Act, respectively

     HOLDERS:  As defined in Section 2(b) hereof.

     INDEMNIFIED HOLDER:  As defined in Section 8(a) hereof.

     INDENTURE: The Indenture, dated as of June 29, 2001, among the Company and Firstar Bank, N.A., as trustee (the "TRUSTEE"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

     INITIAL PURCHASER:  As defined in the preamble hereto.

     INITIAL NOTES: The 10 3/4% Senior Subordinated Notes due 2008, of the same series under the Indenture as the Exchange Notes, for so long as such securities constitute Transfer Restricted Securities.

     INITIAL PLACEMENT: The issuance and sale by the Company of the Initial Notes to the Initial Purchasers pursuant to the Purchase Agreement.

     INTEREST PAYMENT DATE:  As defined in the Indenture and the Notes.

     NASD:  National Association of Securities Dealers, Inc.

     NOTES:  The Initial Notes and the Exchange Notes.

     PERSON: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     PROSPECTUS: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     RECORD HOLDER: With respect to any Damages Payment Date relating to the Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

     REGISTRATION DEFAULT:  As defined in Section 5 hereof.

     REGISTRATION STATEMENT: Any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included


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     therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     SECURITIES ACT:  The Securities Act of 1933, as amended.

     SHELF FILING DEADLINE:  As defined in Section 4 hereof.

     SHELF REGISTRATION STATEMENT:  As defined in Section 4 hereof.

     TRUST INDENTURE ACT: The Trust Indenture Act of 1939 as in effect on the date of the Indenture.

     TRANSFER RESTRICTED SECURITIES: Each Initial Note, until the earliest to occur of (a) the date on which such Initial Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Initial Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Initial Note is distributed to the public pursuant to Rule 144 under the Securities Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

     UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                  SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

                  (a) TRANSFER RESTRICTED SECURITIES. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                  (b) HOLDERS OF TRANSFER RESTRICTED SECURITIES. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

                  SECTION 3. REGISTERED EXCHANGE OFFER

                  (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, a Registration Statement under the Securities Act relating to the Exchange Notes and the Exchange Offer, (ii) use their reasonable best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and
(iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be


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offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

                  (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 days after the date notice of the Exchange Offer is mailed to the Holders. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 days after the Effectiveness Target Date.

                  (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Initial Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

                  The Company and the Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

                  The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.


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                  SECTION 4. SHELF REGISTRATION

                  (a) If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), (ii) for any reason the Exchange Offer is not Consummated within 30 days after the Effectiveness Target Date, or (iii) any Holder of Transfer Restricted Securities shall have notified the Company in writing within 20 Business Days following the Closing Date that (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Notes acquired directly from the Company or one of its affiliates, then, upon such Holder's request, the Company and the Guarantors shall (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "SHELF REGISTRATION STATEMENT") on or prior to the earliest to occur of (1) the 60th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, (2) the 60th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above, and (3) the 60th day after the Closing Date (such earliest date being the "SHELF FILING DEADLINE"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(c) hereof; and (y) use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 30th day after the Shelf Filing Deadline.

                  (b) The Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the effective date of such Shelf Registration Statement (or shorter period that will terminate when all the Notes covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement).

                  (c) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.


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                  SECTION 5. LIQUIDATED DAMAGES

                  If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "EFFECTIVENESS TARGET DATE"), (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within three business days by a post-effective amendment to such Registration Statement that cures such failure and that is itself promptly declared effective (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), the Company and the Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to one half of one percent (0.50%) per annum on the principal amounts of the Transfer Restricted Securities held by such Holder during the 90-day period immediately following the occurrence of any Registration Default and shall increase by an additional one half of one percent (0.50%) per annum on the principal amounts of such Transfer Restricted Securities at the end of each subsequent 90-day period, but in no event shall such increase exceed 2.00% per annum. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of the provisions of this paragraph shall cease.

                  All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Note shall have been satisfied in full.

                  SECTION 6. REGISTRATION PROCEDURES

                  (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Initial Notes. The Company and the Guarantors each hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission.


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                  (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) it is acquiring the Exchange Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated
         July 2, 1993, and similar no-action letters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Initial Notes acquired by such Holder directly from the Company.

                  (b) SHELF REGISTRATION STATEMENT. In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                  (c) GENERAL PROVISIONS. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company shall:

                  (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the


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         period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                  (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the


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         initial filing of such Registration Statement), which documents
         (excluding documents incorporated by reference as a result of requirements for periodic reporting under the Exchange Act prior to the initial filing of the Registration Statement) will be subject to the review of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least three business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (excluding all such documents incorporated by reference as a result of requirements for periodic reporting under the Exchange Act) to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within three business days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period). The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                  (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Initial Purchasers, each selling Holder named in any Registration Statement, and to the underwriter(s), if any, make the Company's representatives and representatives of the Guarantors available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                  (vi) make available at reasonable times for inspection by each selling Holder, the Initial Purchasers, any managing underwriter participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness; provided, however, that the foregoing information gathering (i) shall be coordinated on behalf of the selling Holders, Initial Purchasers, managing underwriter or any representative thereof, by one counsel, who shall be Shearman & Sterling, or such other counsel as may be chosen by the Holders of a majority in principal amount of Transfer Restricted Securities and (ii) shall not be available for any such Holder who does not agree in writing to hold such information in confidence;

                  (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid


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         therefor and any other terms of the offering of the Transfer Restricted
         Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with at least one rating agency, acceptable to the underwriter(s), if any, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                  (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto, subject to compliance by such Holder with the final paragraph of this Section;

                  (xi) enter into, and cause the Guarantors to enter into, such customary agreements (including an underwriting agreement), and make, and cause the Guarantors to make, such customary representations and warranties, and take all such other customary actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:

                           (A) furnish to each Initial Purchaser, each selling
                  Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration Statement:

                                    (1) a certificate, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer, treasurer, assistant treasurer, secretary or assistant secretary of each of the Company and the Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (i), (ii) and (iii) of Section 5
                           (f) of the Purchase Agreement and such other matters as such parties may reasonably request;

                                    (2) an opinion, dated the date of
                           Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in paragraph (c) of Section 5 of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 5(a) of the Purchase Agreement, without exception;

                           (B) set forth in full or incorporate by reference in
                  the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                           (C) deliver such other documents and certificates as
                  may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors pursuant to this clause (xi), if any.

                  If at any time the representations and warranties of the Company and the Guarantors contemplated in clause (A)(1) above cease to be true and correct, the Company or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  (xii) prior to any public offering of Transfer Restricted Securities, cooperate with, and cause the Guarantors to cooperate with, the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or reasonably advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject;

                  (xiii) shall issue, upon the request of any Holder of Initial Notes covered by the Shelf Registration Statement, Exchange Notes, having an aggregate principal amount equal to the aggregate principal amount of Initial Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Initial Notes held by such Holder shall be surrendered to the Company for cancellation;

                  (xiv) cooperate with, and cause the Guarantors to cooperate with, the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

                  (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  (xx) cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate, and cause the Guarantors to cooperate, with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute, and cause the Guarantors to execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                  (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Notes or the managing underwriter(s), if any; and

                  (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
         Section 13 and Section 15 of the Exchange Act.

                  Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will keep such notice confidential and forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; however, no such extension shall be taken into account in determining whether Liquidated Damages are due pursuant to Section 5 hereof or the amount of such Liquidated Damages. It is agreed that the Company's option to suspend use of a Registration Statement pursuant to this paragraph for more than three business days shall be treated as a Registration Default for purposes of Section 5. Each Holder agrees to deliver the Prospectus, if required by the Securities Act, and, if so required, in the manner and at the time required by the Securities Act. Each Holder further agrees that it will use the Prospectus and any amendment or supplement thereto, and make any offer and sale of the Notes, only in compliance with the terms of this Agreement and all laws and regulations applicable to it, and will conform its offering and sale of Notes to the plan of distribution set forth in the Prospectus.

                  SECTION 7. REGISTRATION EXPENSES

                  (a) All expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement will be borne by the Company and/or the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange

Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Notes on a national securities exchange or automated quotation system pursuant to the requirements thereof, if such listing is required pursuant to Section 6(c)(xxi) hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding any requirement to the contrary set forth in this Agreement, the Purchase Agreement or the Indenture, the Company shall not be responsible for any costs, included but not limited to commissions, fees, discounts of underwriter(s), brokers, dealers or agents.

                  (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Shearman & Sterling unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

                  SECTION 8. INDEMNIFICATION

                  (a) The Company agrees and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "INDEMNIFIED HOLDER"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantors of their respective obligations pursuant to this Agreement). The Company shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. The Company shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding. This indemnity will be in addition to any liability that the Company and the Guarantors may otherwise have under this Agreement.

                  (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, or any Guarantor, and the respective officers, directors, partners, employees, representatives and agents of each such person (collectively, the "COMPANY INDEMNITEES"), to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company by the preceding paragraph. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Securities giving rise to such indemnification obligation. This indemnity will be in addition to any liability that the Holders may otherwise have under this Agreement.

                  (c) In case any action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party;

provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Issuer shall be deemed to be equal to the total net proceeds from the Initial Placement as set forth on the cover page of the Offering Memorandum), the amount of Liquidated Damages which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total proceeds received by such Holder with respect to the Initial Notes exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Notes held by each of the Holders hereunder and not joint.

                  SECTION 9. RULE 144A

                  The Company and the Guarantors each hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

                  SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the terms hereof and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

                  SECTION 11. SELECTION OF UNDERWRITERS

                  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

                  SECTION 12. MISCELLANEOUS

                  (a) REMEDIES. The Company and the Guarantors each hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate; provided, that the Liquidated Damages contemplated hereunder shall be the exclusive remedy for any breach of Section 3 or 4 of the Agreement.

                  (b) NO INCONSISTENT AGREEMENTS. The Company will not, and will cause the Guarantors not to, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Other than this Agreement, neither the Company nor the Guarantors has entered into any agreement granting any registration rights with respect to its debt securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                  (c) ADJUSTMENTS AFFECTING THE NOTES. The Company will not take any action, and will use its reasonable best efforts to prevent any change from occuring, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

                  (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

                  (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii) if to the Company:

                       Stewart Enterprises, Inc.
                       110 Veterans Memorial Boulevard
                       Metairie, LA 70005

                       Telecopier No.: (504) 837-5880
                       Attention: Kenneth C. Budde,
                                  Executive Vice President and Chief Financial
                                  Officer

                       With a copy to:
                       Jones, Walker, Waechter, Poitevent, Carrere and Denegre,
                           L.L.P.
                       201 St. Charles Avenue
                       New Orleans, LA  70170
                       Telecopier No.: (504) 582-8012
                       Attention: Lee Richards McMillan, Esq.

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                  (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                  (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                  (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) ENTIRE AGREEMENT. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                         STEWART ENTERPRISES, INC.


                                         By:    /s/ WILLIAM E. ROWE
                                              ----------------------------------
                                              Name:  William E. Rowe
                                              Title: President and Chief
                                                     Executive Officer

GUARANTORS:

S.E. OF TUCSON, ARIZONA, INC.
GRIFFIN-LEGGETT, INC.
FOREST HILLS CEMETERY, INC.
GRIFFIN LEGGETT HEALEY & ROTH, INC.
GRIFFIN-LEGGETT INSURANCE AGENCY, INC
GROSS FUNERAL HOME, INC.
REST HILLS MEMORIAL PARK, INC.
GRIFFIN LEGGETT - CONWAY, INC.
DILDAY BROTHERS HUNTINGTON VALLEY MORTUARY
HOPSON MORTUARY, INC.
LASSILA FUNERAL CHAPELS, INC.
SANTA BARBARA FUNERAL SERVICES, INC.
S.E. ACQUISITION OF CALIFORNIA, INC.
ALL SOULS MORTUARY, INC.
ASHES TO ASHES, INC.
ASSUMPTION MORTUARY, INC.
BARSTOW FUNERAL HOMES, INC.
BUCHHEIM FAMILY, INC.
CALVARY MORTUARY OF LOS
   ANGELES, CALIFORNIA, INC.
CATHOLIC MORTUARY SERVICES, INC.
DeYOUNG MEMORIAL CHAPEL, INC.
HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.
HOLY CROSS MORTUARY OF POMONA, CALIFORNIA, INC.
LOMBARD & CO.
N.D. DAVIS & ASSOCIATES, INC.
QUEEN OF HEAVEN MORTUARY, INC.
RESURRECTION MORTUARY, INC.
RICHARD PIERCE FUNERAL SERVICE
RIVER CITIES FUNERAL CHAPEL, INC.
S.E. ACQUISITION OF DELANO, CALIFORNIA, INC.
S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.

S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.
S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.
S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.
S.E. ACQUISITION OF OROVILLE, CALIFORNIA, INC.
S.E. ACQUISITION OF SAN DIEGO, CALIFORNIA, INC.
SAN FERNANDO MISSION MORTUARY, INC.
SANTA CLARA MORTUARY, INC.
SCOVERN MORTUARY, A CALIFORNIA CORPORATION
SDCA HOLDINGS, INC.
SAN DIEGO CEMETERY ASSOCIATION
SIMPLICITY PLAN OF CALIFORNIA, INC.
STEWART PRE-NEED SERVICES, INC.
STRICKLIN/SNIVELY MORTUARY
CATALINA CHANNEL CREMATION SOCIETY
WALLACE E. WHITE & HOWARD J. CALLANAN, INC.
WOODSIDE CHAPEL OF CRIPPEN & FLYNN
SENTINEL CREMATION SOCIETIES, INC.
S.E. ACQUISITION OF MURIETTA, CALIFORNIA, INC.
S.E. ACQUISITION OF SANTA MARIA, CALIFORNIA, INC.
VICTOR V. DESROSIER, INC.
CEMETERY MANAGEMENT, INC.
ARLINGTON MEMORIAL PARK CEMETERY AND FUNERAL HOME, INC.
BALDWIN-FAIRCHILD FUNERAL HOMES, INC.
ALL FAITHS MEMORIAL PARK, INC.
ORLANDO FUNERAL HOME, INCORPORATED
THE SIMPLICITY PLAN, INC.
BAY AREA CREMATORY, INC.
BRUCE OCALA FUNERAL HOME, INC.
BETH DAVID FUNERAL CHAPEL TAMPA, INC.
BETH DAVID MEMORIAL CHAPEL, INC.
CHAPEL HILL CEMETERY, INC.
GLEN HAVEN MEMORIAL PARK, INC.
HIGHLAND MEMORY GARDENS, INC.
SEMORAN FUNERAL HOME, INC.
FLORIDA HILLS MEMORIAL GARDENS, INC.
GARDEN OF MEMORIES, INC.
A.P. BOZA FUNERAL HOME, INC.
CURRY & SON FUNERAL HOME, INC.
WOODLAWN MEMORY GARDENS, INC. (ST. PETE)
GOOD SHEPHERD MEMORIAL GARDENS, INC.
DAVID C. GROSS FUNERAL HOME, INC.

HUBBELL FUNERAL HOME AND CREMATORY, INC.
KENT R. PALMER, INC.
KICLITER FUNERAL HOME, INC.
MADCEM OF FLORIDA, INC.
MEMORIAL PARK CEMETERY, INC.
OAKLAWN PARK CEMETERY AND FUNERAL HOME, INC.
ROBERTS FUNERAL HOME, INC.
ROYAL PALM MEMORIAL GARDENS, INC.
SYLVAN ABBEY MEMORIAL PARK, INC.
TRINITY MEMORIAL GARDENS OF LAKELAND, INC.
TURNER CREMATORY, INC.
TURNER FUNERAL HOMES, INC.
WALSH & WOOD FUNERAL HOME, INC.
WOODLAWN PARK CEMETERY COMPANY
MEMORIAL SUNSET PARK, INC.
NATIONAL MONUMENT CO., INC.
SOUTH DADE-PALMS MEMORIAL PARK, INC.
CHEATHAM HILL MEMORIAL PARK, INC.
EMPRESAS STEWART - CEMENTERIOS, INC.
EMPRESAS STEWART - FUNERARIAS, INC.
EASTLAWN CORPORATION
HOLLY HILL MEMORIAL PARK, INC.
ROSE HAVEN FUNERAL HOME & CEMETERY, INC.
ACME MAUSOLEUM CORPORATION
INTERNATIONAL STONE & ERECTORS, INC.
LAKE LAWN METAIRIE FUNERAL HOME, INC.
LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)
LAKE LAWN PARK, INC.
METAIRIE CEMETERY ASSOCIATION
PINE CREST CEMETERY, INC.
ALL FAITHS FUNERAL HOME, INC.
MOUNT OLIVET CEMETERY, INC.
S.E. AUSTRALIA, INC.
S.E. SOUTH-CENTRAL, INC.
ELLISON FUNERAL HOME, INC.
KILGORE-GREEN FUNERAL HOME, INC.
LATHAN FUNERAL HOME, INC.
PINE CREST FUNERAL HOME, INC.
FAITH MEMORIAL PARK & MAUSOLEUM COMPANY, INC.
VALHALLA MEMORY GARDENS AND FUNERAL HOME, INC.
ROCKCO AND SON FUNERAL HOME, INC.
ROCKCO'S FUNERAL HOMES, INC.
S.E. ACQUISITION OF LITHONIA, GEORGIA, INC.
ANDREW J. McGANN & SON FUNERAL HOME, INC.
S.E. ACQUISITION OF BLUE ISLAND, ILLINOIS, INC.

S.E. ACQUISITION OF OAK LAWN AND ORLAND PARK, ILLINOIS, INC.
S.E. CEMETERY MANAGEMENT OF ILLINOIS, INC.
THEIS-GORSKI FUNERAL HOME, INC.
KNUTSON FUNERAL HOMES, INC.
PAULEY FUNERAL HOME, INC.
RUNYAN MANGOLD, INC.
PROFESSIONAL FUNERAL SERVICES, INC.
D.W. NEWCOMER'S SONS, INC.
DWN PROPERTIES, INC.
FUNERAL SECURITY PLANS, INC.
S.E. ACQUISITION OF BOONVILLE, MISSOURI, INC.
WYUKA FUNERAL HOME, INC.
WYUKA SIMPLICITY PLAN, INC.
S.E. ACQUISITION OF ALBUQUERQUE, NEW MEXICO, INC.
S.E. ACQUISITION OF SANTA FE, NEW MEXICO, INC.
S.E. ACQUISITION OF MUSKOGEE, OKLAHOMA, INC.
MT. JULIET FUNERAL HOME, INC.
MT. JULIET MEMORIAL GARDENS, INC.
NAVE FUNERAL HOME OF LEBANON, INC.
CEMETERY SERVICES, INC.
S.E. CEMETERY MANAGEMENT OF WISCONSIN, INC.
WISCONSIN MEMORIAL PARK COMPANY, INC.
TIME-LOCK INSURANCE AGENCY, INC.
SIMPLE TRIBUTE, INC.
SIMPLE TRIBUTE OF FLORIDA, INC.
SIMPLE TRIBUTE OF TENNESSEE, INC.
SIMPLE TRIBUTE OF MARYLAND, INC.
ST. BERNARD MEMORIAL GARDENS, INC.
ST. BERNARD MEMORIAL FUNERAL HOME, INC.
ST. VINCENT de PAUL CEMETERY ASSOCIATION
STEWART ENTERPRISES (EUROPE), INC.
STEWART RESOURCE CENTER, INC.
STEWART SERVICES, INC.
S.E. MID-ATLANTIC, INC.
GARNER FAMILY FUNERAL HOME, INC.
HAISTEN FUNERAL HOMES, INC.
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.
HIGGINS AND SON FUNERAL HOME, INC.
S.E. ACQUISITION OF PIKEVILLE, KENTUCKY, INC.
BOUNDS FUNERAL HOME, INC.
CEDAR HILL CEMETERY COMPANY, INC.
CREST LAWN MEMORIAL GARDENS, INC.
FORT LINCOLN CEMETERY, INC.

FORT LINCOLN FUNERAL HOME, INC.
GALLERY GRANITE CORPORATION
HILLCREST MEMORIAL CEMETERY, INC.
HINES-RINALDI FUNERAL HOME, INC.
JOHN M. TAYLOR FUNERAL HOME, INC.
LOUDON PARK CEMETERY COMPANY
DRUID RIDGE CEMETERY COMPANY
LOUDON PARK FUNERAL HOME, INC.
NALLEY'S FUNERAL HOME, INC.
NATIONAL HARMONY MEMORIAL PARK, INC.
PARKLAWN, INC.
THE PARKWOOD CEMETERY COMPANY
PARKWOOD MANAGEMENT COMPANY
WILLIAM W. CHAMBERS, INC.
GORNY & GORNY PATERSON-CLIFTON MORTUARY
S.E. ACQUISITION OF CLIFTON, NEW JERSEY, INC.
C.J. APPLEGATE & SONS, INC.
GARDINIER COLLETTI MEMORIAL HOME, INC.
MATTLE GRAY NULTON FUNERAL HOME, INC.
MURPHY FUNERAL SERVICE, INC.
NULTON FUNERAL HOME, INC.
OTTO REDANZ FUNERAL HOME, INC.
CORNELL & DAGGETT, INC.
S.E. ACQUISITION OF FREDONIA, NEW YORK, INC.
BROWN MEMORIALS, INC.
CATAWBA MEMORIAL PARK, INC.
CENTRAL STONE WORKS, INCORPORATED
HAROLD C. DAVIS, INC.
EVANS FUNERAL HOME, INC.
EVERGREEN MEMORIAL GARDENS, INC.
GARRETT - HILLCREST, INC.
HIGHLAND MEMORY GARDENS OF FRANKLIN COUNTY, INC.
JOHNSON FUNERAL HOME, INC.
LANCASTER FUNERAL HOMES, INC.
MCLAURIN'S FUNERAL HOME, INC.
MILLER-LEE, INC.
PARKLAWN MEMORIAL GARDENS, INC.
POLLOCK WELLS FUNERAL SERVICE, INC.
STEPHENS SERVICES, INC.
THOMAS-YELVERTON COMPANY
1730 INVESTMENT CO., INC.
MEMORIAL PARKS, INCORPORATED
BENJAMIN FRANKLIN  P. M., INC.
GEORGE WASHINGTON MEMORIAL PARK, INC.
KIRK & NICE SUBURBAN CHAPEL, INC.
KIRK & NICE, INC.
S.E. ACQUISITION OF PENNSYLVANIA, INC.
S.E. CEMETERY MANAGEMENT OF PENNSYLVANIA, INC.

SUNSET MEMORIAL PARK COMPANY
PET HAVEN, INC.
DUNBAR FUNERAL HOME, INC.
THE MACKEY MORTUARY, INC.
CANNON FUNERAL HOME, INC.
OCONEE MEMORIAL FUNERAL HOME, INC.
PINEVIEW, INC.
S.E. ACQUISITION OF NORTH AUGUSTA, SOUTH CAROLINA, INC.
S.E. ACQUISITION OF CHARLESTON, INC.
S.E. ACQUISITION OF LIBERTY, SOUTH CAROLINA, INC.
S.E. ACQUISITION OF SOUTH CAROLINA, INC.
MONTE VISTA BURIAL PARK, INC.
BLUE RIDGE MEMORIAL GARDENS, INC.
CLINCH VALLEY MEMORIAL CEMETERY, INC.
EVERLY COMMUNITY FUNERAL CARE, INC.
EVERLY FUNERAL HOMES, INCORPORATED
EVERLY PFP, INC.
SIMPLICITY PLANS OF ALABAMA, INC.
FAIRFAX FUNERAL HOME, INC.
JOSEPH W. TEAGUE FUNERAL HOME, INC.
RICHMOND MEMORIAL PARKS, INC.
WASHINGTON MEMORIAL CEMETERY, INCORPORATED
WISE CORPORATION
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.
CALFEE FUNERAL SERVICE OF PINEVILLE, INC.
CASDORPH & CURRY FUNERAL HOME, INC.
DODD-PAYNE-HESS FUNERAL HOME, INC.
EVANS FUNERAL HOME, INC. (WEST VIRGINIA)
GRACELAND MAUSOLEUM, INC.
KIMES FUNERAL HOME, INC.
KLINGEL-CARPENTER MORTUARY, INC.
S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.
WILSON FUNERAL HOME, INC.
LAKEWOOD MEMORIAL PARK, INC.
MEMORIAL SERVICES OF COLUMBIA, INC.
MEMORIAL FUNERAL HOME, INC.
LINCOLN MEMORIAL MORTUARY, INC.
S.E. ACQUISITION OF NEVADA, INC.
DESERT MEMORIAL, INC.
NEPTUNE SOCIETY OF NEVADA, INC.
RENO MEMORIAL, INC.
S.E. ACQUISITION OF RENO, NEVADA, INC.
STRONG & BURNS FUNERAL HOME, INC.
MONTLAWN MEMORIAL PARK, INC.
ROCKY MOUNT MEMORIAL PARK, INC.
S.E. ACQUISITION OF OREGON, INC.
AMLING/SCHROEDER FUNERAL SERVICE, INC.

CASCADE CREMATORY, INC.
CHAPEL OF THE ROSES, INC.
CHAPEL OF THE VALLEY FUNERAL HOME, INC.
DUTTON, INC.
J.P. FINLEY AND SON MORTUARY, INC.
SUNSET HILLS MEMORIAL PARK
GREENWOOD CEMETERY, INC.
NISWONGER & REYNOLDS, INC.
S.E. ACQUISITION OF MYRTLE CREEK, OREGON, INC.
S.E. ACQUISITION OF REEDSPORT, OREGON, INC.
TABOR'S DESERT HILLS MORTUARY, INC.
CAROLINA FINANCIAL CORPORATION OF PICKENS
HILL-CREST MEMORIAL PARK
OCONEE MEMORIAL GARDENS, INC.
DILLARD MEMORIAL, INC.
COLE & GARRETT FUNERAL HOMES, INC.
HIGHLAND MEMORIAL CEMETERY, INC.
HOLLY HILLS, INC.
KINGSPORT CEMETERY CORPORATION
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.
PASADENA FUNERAL HOME, INC.
RESTLAND FUNERAL HOME, INC.
ANDERSON-CLAYTON BROS. FUNERAL HOMES, INC.
LITTLE BETHEL MEMORIAL PARK, INC.
ROSELAWN MEMORIAL GARDENS, INC.
BELEW FUNERAL HOME, INC.
BEXAR COUNTY MORTUARY SERVICES, INC.
BLUEBONNET HILLS MEMORIAL PARK, INC.
BLUEBONNET HILLS FUNERAL HOME, INC.
BRIGHT-HOLLAND FUNERAL HOME, INC.
CRESPO & SONS, INCORPORATED
DALTON & SON FUNERAL HOME, INC.
EMERALD HILLS FUNERAL CORPORATION
J. E. FOUST & SON FUNERAL DIRECTORS, INC.
GUARDIAN CREMATION SOCIETY, INC.
GUARDIAN FUNERAL HOME, INC.
HILLTOP MEMORIAL PARK
LAUREL LAND MEMORIAL PARK, INC.
LAUREL LAND FUNERAL HOME, INC.
SINGING HILLS FUNERAL HOME, INC.
LAUREL LAND OF FORT WORTH, INC.
LAUREL LAND FUNERAL HOME OF FORT WORTH, INC.
LYONS FUNERAL HOME, INC.
METROCREST FUNERAL HOME, INC.
RESTLAND OF DALLAS, INC.
ABBEY PLAN OF TEXAS, INC.

HIGHLAND MEMORIAL GARDENS, INC.
SIMPLICITY PLAN OF TEXAS, INC.
SOUTHPARK FUNERAL HOME, INC.
SOUTH MEMORIAL PARK, INC.
S.E. ACQUISITION OF WASHINGTON, INC.
E.R. BUTTERWORTH & SONS
CREMATION SOCIETY NORTHWEST, INC.
EVERGREEN STAPLES FUNERAL CHAPEL, INC.
CUNNINGHAM MEMORIAL PARK, INC.
LEGACY ONE, INC.
FINDLAY CEMETERY, INC.
EASTLAWN MEMORIAL GARDENS, INCORPORATED
GRANDVIEW MEMORY GARDENS, INCORPORATED
GREENHILLS MEMORY GARDENS, INC.
HIGHLAND MEMORY GARDENS, INCORPORATED
HOLLY MEMORIAL GARDENS, INC. (VA)
MONTICELLO MEMORY GARDENS, INC.
SUNSET MEMORY GARDENS, INC.
BLUE RIDGE FUNERAL HOME, INC.
BLUE RIDGE MEMORIAL GARDENS, INC.
C.G.R., INC.
EASTERN CEMETERY ASSOCIATES, INC.
ETERNAL LIGHT FUNERALS, INC.
KANAWHA PLAZA PARTNERSHIP
LEGACY ONE SERVICE CORPORATION
LOI CHARLESTON, INC.
MOUNTAIN VIEW MEMORY GARDENS, INC.
NATIONAL EXCHANGE TRUST, LTD.
NATIONAL FUNERAL SERVICES, INCORPORATED
PLEASANT VIEW MEMORY GARDENS, INC.
WILLIAMS-BLUE RIDGE FUNERAL HOME, INC.


By:  /s/  KENNETH C. BUDDE
     ---------------------------------------
     Name:  Kenneth C. Budde
     Title:  Authorized Signatory

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

BANC OF AMERICA SECURITIES LLC

DEUTSCHE BANC ALEX. BROWN INC.

CREDIT LYONNAIS (USA) INC.

SUNTRUST EQUITABLE SECURITIES CORPORATION

BY:  BANC OF AMERICA SECURITIES LLC


By:   /s/  JAMES G. ROSE, JR.
      ---------------------------------------
      Name: James G. Rose, Jr.
      Title: Managing Director

   SCHEDULE A
   GUARANTORS
--------------------------------------------------------------------------------


                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
        1      S.E. OF TUCSON, ARIZONA, INC.                                                               ARIZONA
        2      GRIFFIN-LEGGETT, INC.                                                                       ARKANSAS
        3                FOREST HILLS CEMETERY, INC.                                                       ARKANSAS
        4                GRIFFIN LEGGETT HEALEY & ROTH, INC.                                               ARKANSAS
        5                GRIFFIN-LEGGETT INSURANCE AGENCY, INC.                                            ARKANSAS
        6                GROSS FUNERAL HOME, INC.                                                          ARKANSAS
        7                REST HILLS MEMORIAL PARK, INC.                                                    ARKANSAS
        8      GRIFFIN LEGGETT - CONWAY, INC.                                                              ARKANSAS
        9      DILDAY BROTHERS HUNTINGTON VALLEY MORTUARY                                                 CALIFORNIA
       10      HOPSON MORTUARY, INC.                                                                      CALIFORNIA
       11      LASSILA FUNERAL CHAPELS, INC.                                                              CALIFORNIA
       12      SANTA BARBARA FUNERAL SERVICES, INC.                                                       CALIFORNIA
       13      S.E. ACQUISITION OF CALIFORNIA, INC.                                                       CALIFORNIA
       14                ALL SOULS MORTUARY, INC.                                                         CALIFORNIA
       15                ASHES TO ASHES, INC.                                                             CALIFORNIA
       16                ASSUMPTION MORTUARY, INC.                                                        CALIFORNIA
       17                BARSTOW FUNERAL HOMES, INC.                                                      CALIFORNIA
       18                BUCHHEIM FAMILY, INC.                                                            CALIFORNIA
       19                CALVARY MORTUARY OF LOS ANGELES, CALIFORNIA, INC.                                CALIFORNIA
       20                CATHOLIC MORTUARY SERVICES, INC.                                                 CALIFORNIA
       21                DeYOUNG MEMORIAL CHAPEL, INC.                                                    CALIFORNIA
       22                HOLY CROSS MORTUARY OF CULVER CITY, CALIFORNIA, INC.                             CALIFORNIA
       23                HOLY CROSS MORTUARY OF POMONA, CALIFORNIA, INC.                                  CALIFORNIA
       24                LOMBARD & CO.                                                                    CALIFORNIA
       25                N.D. DAVIS & ASSOCIATES, INC.                                                    CALIFORNIA
       26                QUEEN OF HEAVEN MORTUARY, INC.                                                   CALIFORNIA
       27                RESURRECTION MORTUARY, INC.                                                      CALIFORNIA
       28                RICHARD PIERCE FUNERAL SERVICE                                                   CALIFORNIA
       29                RIVER CITIES FUNERAL CHAPEL, INC.                                                CALIFORNIA
       30                S.E. ACQUISITION OF DELANO, CALIFORNIA, INC.                                     CALIFORNIA
       31                S.E. ACQUISITION OF GLENDALE, CALIFORNIA, INC.                                   CALIFORNIA
       32                S.E. ACQUISITION OF LANCASTER, CALIFORNIA, INC.                                  CALIFORNIA
       33                S.E. ACQUISITION OF LOS OSOS MORTUARY AND MEMORIAL PARK, INC.                    CALIFORNIA
       34                S.E. ACQUISITION OF OAKHURST, CALIFORNIA, INC.                                   CALIFORNIA
       35                S.E. ACQUISITION OF OROVILLE, CALIFORNIA, INC.                                   CALIFORNIA
       36                S.E. ACQUISITION OF SAN DIEGO, CALIFORNIA, INC.                                  CALIFORNIA
       37                SAN FERNANDO MISSION MORTUARY, INC.                                              CALIFORNIA
       38                SANTA CLARA MORTUARY, INC.                                                       CALIFORNIA
       39                SCOVERN MORTUARY, A CALIFORNIA CORPORATION                                       CALIFORNIA
       40                SDCA HOLDINGS, INC.                                                              CALIFORNIA
       41                          SAN DIEGO CEMETERY ASSOCIATION                                         CALIFORNIA
       42                SIMPLICITY PLAN OF CALIFORNIA, INC.                                              CALIFORNIA

                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
       43                STEWART PRE-NEED SERVICES, INC.                                                  CALIFORNIA
       44                STRICKLIN/SNIVELY MORTUARY                                                       CALIFORNIA
       45                          CATALINA CHANNEL CREMATION SOCIETY                                     CALIFORNIA
       46                WALLACE E. WHITE & HOWARD J. CALLANAN, INC.                                      CALIFORNIA
       47                WOODSIDE CHAPEL OF CRIPPEN & FLYNN                                               CALIFORNIA
       48                SENTINEL CREMATION SOCIETIES, INC.                                                DELAWARE
       49      S.E. ACQUISITION OF MURIETTA, CALIFORNIA, INC.                                             CALIFORNIA
       50      S.E. ACQUISITION OF SANTA MARIA, CALIFORNIA, INC.                                          CALIFORNIA
       51      VICTOR V. DESROSIER, INC.                                                                  CALIFORNIA
       52      CEMETERY MANAGEMENT, INC.                                                                   FLORIDA
       53                ARLINGTON MEMORIAL PARK CEMETERY AND FUNERAL HOME, INC.                           FLORIDA
       54                BALDWIN-FAIRCHILD FUNERAL HOMES, INC.                                             FLORIDA
       55                          ALL FAITHS MEMORIAL PARK, INC.                                          FLORIDA
       56                          ORLANDO FUNERAL HOME, INCORPORATED                                      FLORIDA
       57                           THE SIMPLICITY PLAN, INC.                                              FLORIDA
       58                BAY AREA CREMATORY, INC.                                                          FLORIDA
       59                BRUCE OCALA FUNERAL HOME, INC.                                                    FLORIDA
       60                BETH DAVID FUNERAL CHAPEL TAMPA, INC.                                             FLORIDA
       61                BETH DAVID MEMORIAL CHAPEL, INC.                                                  FLORIDA
       62                CHAPEL HILL CEMETERY, INC.                                                        FLORIDA
       63                          GLEN HAVEN MEMORIAL PARK, INC.                                          FLORIDA
       64                                    HIGHLAND MEMORY GARDENS, INC.                                 FLORIDA
       65                          SEMORAN FUNERAL HOME, INC.                                              FLORIDA
       66                FLORIDA HILLS MEMORIAL GARDENS, INC.                                              FLORIDA
       67                GARDEN OF MEMORIES, INC.                                                          FLORIDA
       68                          A.P. BOZA FUNERAL HOME, INC.                                            FLORIDA
       69                          CURRY & SON FUNERAL HOME, INC.                                          FLORIDA
       70                          WOODLAWN MEMORY GARDENS, INC. (ST. PETE)                                FLORIDA
       71                GOOD SHEPHERD MEMORIAL GARDENS, INC.                                              FLORIDA
       72                DAVID C. GROSS FUNERAL HOME, INC.                                                 FLORIDA
       73                HUBBELL FUNERAL HOME AND CREMATORY, INC.                                          FLORIDA
       74                KENT R. PALMER, INC.                                                              FLORIDA
       75                KICLITER FUNERAL HOME, INC.                                                       FLORIDA
       76                MADCEM OF FLORIDA, INC.                                                           FLORIDA
       77                MEMORIAL PARK CEMETERY, INC.                                                      FLORIDA
       78                OAKLAWN PARK CEMETERY AND FUNERAL HOME, INC.                                      FLORIDA
       79                ROBERTS FUNERAL HOME, INC.                                                        FLORIDA
       80                ROYAL PALM MEMORIAL GARDENS, INC.                                                 FLORIDA
       81                SYLVAN ABBEY MEMORIAL PARK, INC.                                                  FLORIDA
       82                TRINITY MEMORIAL GARDENS OF LAKELAND, INC.                                        FLORIDA
       83                TURNER CREMATORY, INC.                                                            FLORIDA
       84                TURNER FUNERAL HOMES, INC.                                                        FLORIDA
       85                WALSH & WOOD FUNERAL HOME, INC.                                                   FLORIDA

                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
       86                WOODLAWN PARK CEMETERY COMPANY                                                    FLORIDA
       87                          MEMORIAL SUNSET PARK, INC.                                              FLORIDA
       88                          NATIONAL MONUMENT CO., INC.                                             FLORIDA
       89                          SOUTH DADE-PALMS MEMORIAL PARK, INC.                                    FLORIDA
       90                CHEATHAM HILL MEMORIAL PARK, INC.                                                 GEORGIA
       91                EMPRESAS STEWART - CEMENTERIOS, INC.                                             LOUISIANA
       92                EMPRESAS STEWART - FUNERARIAS, INC.                                              LOUISIANA
       93      EASTLAWN CORPORATION                                                                        GEORGIA
       94      HOLLY HILL MEMORIAL PARK, INC.                                                              GEORGIA
       95      ROSE HAVEN FUNERAL HOME & CEMETERY, INC.                                                    GEORGIA
       96      ACME MAUSOLEUM CORPORATION                                                                 LOUISIANA
       97      INTERNATIONAL STONE & ERECTORS, INC.                                                       LOUISIANA
       98      LAKE LAWN METAIRIE FUNERAL HOME, INC.                                                      LOUISIANA
       99      LAKE LAWN METAIRIE FUNERAL HOME (JOINT VENTURE)                                            LOUISIANA
      100      LAKE LAWN PARK, INC.                                                                       LOUISIANA
      101      METAIRIE CEMETERY ASSOCIATION                                                              LOUISIANA
      102                PINE CREST CEMETERY, INC.                                                         ALABAMA
      103                ALL FAITHS FUNERAL HOME, INC.                                                    LOUISIANA
      104      MOUNT OLIVET CEMETERY, INC.                                                                LOUISIANA
      105      S.E. AUSTRALIA, INC.                                                                       LOUISIANA
      106      S.E. SOUTH-CENTRAL, INC.                                                                   LOUISIANA
      107                ELLISON FUNERAL HOME, INC.                                                        ALABAMA
      108                KILGORE-GREEN FUNERAL HOME, INC.                                                  ALABAMA
      109                LATHAN FUNERAL HOME, INC.                                                         ALABAMA
      110                PINE CREST FUNERAL HOME, INC.                                                     ALABAMA
      111                          FAITH MEMORIAL PARK & MAUSOLEUM COMPANY, INC.                           ALABAMA
      112                          VALHALLA MEMORY GARDENS AND FUNERAL HOME, INC.                          ALABAMA
      113                ROCKCO AND SON FUNERAL HOME, INC.                                                 ALABAMA
      114                ROCKCO'S FUNERAL HOMES, INC.                                                      ALABAMA
      115                S.E. ACQUISITION OF LITHONIA, GEORGIA, INC.                                       GEORGIA
      116                ANDREW J. McGANN & SON FUNERAL HOME, INC.                                         ILLINOIS
      117                S.E. ACQUISITION OF BLUE ISLAND, ILLINOIS, INC.                                   ILLINOIS
      118                S.E. ACQUISITION OF OAK LAWN AND ORLAND PARK, ILLINOIS, INC.                      ILLINOIS
      119                S.E. CEMETERY MANAGEMENT OF ILLINOIS, INC.                                        ILLINOIS
      120                THEIS-GORSKI FUNERAL HOME, INC.                                                   ILLINOIS
      121                KNUTSON FUNERAL HOMES, INC.                                                         IOWA
      122                PAULEY FUNERAL HOME, INC.                                                           IOWA
      123                RUNYAN MANGOLD, INC.                                                               KANSAS
      124                PROFESSIONAL FUNERAL SERVICES, INC.                                              LOUISIANA
      125                D.W. NEWCOMER'S SONS, INC.                                                        MISSOURI
      126                DWN PROPERTIES, INC.                                                              MISSOURI
      127                          FUNERAL SECURITY PLANS, INC.                                            MISSOURI
      128                S.E. ACQUISITION OF BOONVILLE, MISSOURI, INC.                                     MISSOURI

                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
      129                WYUKA FUNERAL HOME, INC.                                                          NEBRASKA
      130                WYUKA SIMPLICITY PLAN, INC.                                                       NEBRASKA
      131                S.E. ACQUISITION OF ALBUQUERQUE, NEW MEXICO, INC.                                NEW MEXICO
      132                S.E. ACQUISITION OF SANTA FE, NEW MEXICO, INC.                                   NEW MEXICO
      133                S.E. ACQUISITION OF MUSKOGEE, OKLAHOMA, INC.                                      OKLAHOMA
      134                MT. JULIET FUNERAL HOME, INC.                                                    TENNESSEE
      135                MT. JULIET MEMORIAL GARDENS, INC.                                                TENNESSEE
      136                NAVE FUNERAL HOME OF LEBANON, INC.                                               TENNESSEE
      137                CEMETERY SERVICES, INC.                                                          WISCONSIN
      138                S.E. CEMETERY MANAGEMENT OF WISCONSIN, INC.                                      WISCONSIN
      139                WISCONSIN MEMORIAL PARK COMPANY, INC.                                            WISCONSIN
      140                          TIME-LOCK INSURANCE AGENCY, INC.                                       WISCONSIN
      141      SIMPLE TRIBUTE, INC.                                                                       LOUISIANA
      142                SIMPLE TRIBUTE OF FLORIDA, INC.                                                   FLORIDA
      143                SIMPLE TRIBUTE OF TENNESSEE, INC.                                                TENNESSEE
      144                SIMPLE TRIBUTE OF MARYLAND, INC.                                                  MARYLAND
      145      ST. BERNARD MEMORIAL GARDENS, INC.                                                         LOUISIANA
      146                ST. BERNARD MEMORIAL FUNERAL HOME, INC.                                          LOUISIANA
      147      ST. VINCENT de PAUL CEMETERY ASSOCIATION                                                   LOUISIANA
      148      STEWART ENTERPRISES (EUROPE), INC.                                                         LOUISIANA
      149      STEWART RESOURCE CENTER, INC.                                                              LOUISIANA
      150      STEWART SERVICES, INC.                                                                     LOUISIANA
      151      S.E. MID-ATLANTIC, INC.                                                                     MARYLAND
      152                GARNER FAMILY FUNERAL HOME, INC.                                                  GEORGIA
      153                HAISTEN FUNERAL HOMES, INC.                                                       GEORGIA
      154                HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.                                        GEORGIA
      155                HIGGINS AND SON FUNERAL HOME, INC.                                                GEORGIA
      156                S.E. ACQUISITION OF PIKEVILLE, KENTUCKY, INC.                                     KENTUCKY
      157                BOUNDS FUNERAL HOME, INC.                                                         MARYLAND
      158                CEDAR HILL CEMETERY COMPANY, INC.                                                 MARYLAND
      159                CREST LAWN MEMORIAL GARDENS, INC.                                                 MARYLAND
      160                FORT LINCOLN CEMETERY, INC.                                                       MARYLAND
      161                FORT LINCOLN FUNERAL HOME, INC.                                                   MARYLAND
      162                GALLERY GRANITE CORPORATION                                                       MARYLAND
      163                HILLCREST MEMORIAL CEMETERY, INC.                                                 MARYLAND
      164                HINES-RINALDI FUNERAL HOME, INC.                                                  MARYLAND
      165                JOHN M. TAYLOR FUNERAL HOME, INC.                                                 MARYLAND
      166                LOUDON PARK CEMETERY COMPANY                                                      MARYLAND
      167                          DRUID RIDGE CEMETERY COMPANY                                            MARYLAND
      168                LOUDON PARK FUNERAL HOME, INC.                                                    MARYLAND
      169                NALLEY'S FUNERAL HOME, INC.                                                       MARYLAND
      170                NATIONAL HARMONY MEMORIAL PARK, INC.                                              MARYLAND
      171                PARKLAWN, INC.                                                                    MARYLAND

                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
      172                THE PARKWOOD CEMETERY COMPANY                                                     MARYLAND
      173                          PARKWOOD MANAGEMENT COMPANY                                             MARYLAND
      174                WILLIAM W. CHAMBERS, INC.                                                         MARYLAND
      175                GORNY & GORNY PATERSON-CLIFTON MORTUARY                                          NEW JERSEY
      176                S.E. ACQUISITION OF CLIFTON, NEW JERSEY, INC.                                    NEW JERSEY
      177                C.J. APPLEGATE & SONS, INC.                                                       NEW YORK
      178                GARDINIER COLLETTI MEMORIAL HOME, INC.                                            NEW YORK
      179                MATTLE GRAY NULTON FUNERAL HOME, INC.                                             NEW YORK
      180                MURPHY FUNERAL SERVICE, INC.                                                      NEW YORK
      181                NULTON FUNERAL HOME, INC.                                                         NEW YORK
      182                OTTO REDANZ FUNERAL HOME, INC.                                                    NEW YORK
      183                          CORNELL & DAGGETT, INC.                                                 NEW YORK
      184                S.E. ACQUISITION OF FREDONIA, NEW YORK, INC.                                      NEW YORK
      185                BROWN MEMORIALS, INC.                                                          NORTH CAROLINA
      186                CATAWBA MEMORIAL PARK, INC.                                                    NORTH CAROLINA
      187                CENTRAL STONE WORKS, INCORPORATED                                              NORTH CAROLINA
      188                HAROLD C. DAVIS, INC.                                                          NORTH CAROLINA
      189                EVANS FUNERAL HOME, INC.                                                       NORTH CAROLINA
      190                EVERGREEN MEMORIAL GARDENS, INC.                                               NORTH CAROLINA
      191                GARRETT - HILLCREST, INC.                                                      NORTH CAROLINA
      192                HIGHLAND MEMORY GARDENS OF FRANKLIN COUNTY, INC.                               NORTH CAROLINA
      193                JOHNSON FUNERAL HOME, INC.                                                     NORTH CAROLINA
      194                LANCASTER FUNERAL HOMES, INC.                                                  NORTH CAROLINA
      195                MCLAURIN'S FUNERAL HOME, INC.                                                  NORTH CAROLINA
      196                MILLER-LEE, INC.                                                               NORTH CAROLINA
      197                PARKLAWN MEMORIAL GARDENS, INC.                                                NORTH CAROLINA
      198                POLLOCK WELLS FUNERAL SERVICE, INC.                                            NORTH CAROLINA
      199                STEPHENS SERVICES, INC.                                                        NORTH CAROLINA
      200                THOMAS-YELVERTON COMPANY                                                       NORTH CAROLINA
      201                1730 INVESTMENT CO., INC.                                                      NORTH CAROLINA
      202                          MEMORIAL PARKS, INCORPORATED                                         NORTH CAROLINA
      203                BENJAMIN FRANKLIN  P. M., INC.                                                  PENNSYLVANIA
      204                GEORGE WASHINGTON MEMORIAL PARK, INC.                                           PENNSYLVANIA
      205                KIRK & NICE SUBURBAN CHAPEL, INC.                                               PENNSYLVANIA
      206                KIRK & NICE, INC.                                                               PENNSYLVANIA
      207                S.E. ACQUISITION OF PENNSYLVANIA, INC.                                          PENNSYLVANIA
      208                S.E. CEMETERY MANAGEMENT OF PENNSYLVANIA, INC.                                  PENNSYLVANIA
      209                SUNSET MEMORIAL PARK COMPANY                                                    PENNSYLVANIA
      210                          PET HAVEN, INC.                                                       PENNSYLVANIA
      211                DUNBAR FUNERAL HOME, INC.                                                      SOUTH CAROLINA
      212                THE MACKEY MORTUARY, INC.                                                      SOUTH CAROLINA
      213                          CANNON FUNERAL HOME, INC.                                            SOUTH CAROLINA
      214                OCONEE MEMORIAL FUNERAL HOME, INC.                                             SOUTH CAROLINA

                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
      215                PINEVIEW, INC.                                                                 SOUTH CAROLINA
      216                S.E. ACQUISITION OF NORTH AUGUSTA, SOUTH CAROLINA, INC.                        SOUTH CAROLINA
      217                S.E. ACQUISITION OF CHARLESTON, INC.                                           SOUTH CAROLINA
      218                S.E. ACQUISITION OF LIBERTY, SOUTH CAROLINA, INC.                              SOUTH CAROLINA
      219                S.E. ACQUISITION OF SOUTH CAROLINA, INC.                                       SOUTH CAROLINA
      220                MONTE VISTA BURIAL PARK, INC.                                                    TENNESSEE
      221                BLUE RIDGE MEMORIAL GARDENS, INC.                                                 VIRGINIA
      222                CLINCH VALLEY MEMORIAL CEMETERY, INC.                                             VIRGINIA
      223                EVERLY COMMUNITY FUNERAL CARE, INC.                                               VIRGINIA
      224                EVERLY FUNERAL HOMES, INCORPORATED                                                VIRGINIA
      225                EVERLY PFP, INC.                                                                  VIRGINIA
      226                          SIMPLICITY PLANS OF ALABAMA, INC.                                       ALABAMA
      227                FAIRFAX FUNERAL HOME, INC.                                                        VIRGINIA
      228                JOSEPH W. TEAGUE FUNERAL HOME, INC.                                               VIRGINIA
      229                RICHMOND MEMORIAL PARKS, INC.                                                     VIRGINIA
      230                WASHINGTON MEMORIAL CEMETERY, INCORPORATED                                        VIRGINIA
      231                WISE CORPORATION                                                                  VIRGINIA
      232                BARTLETT-BURDETTE-COX FUNERAL HOME, INC.                                       WEST VIRGINIA
      233                CALFEE FUNERAL SERVICE OF PINEVILLE, INC.                                      WEST VIRGINIA
      234                CASDORPH & CURRY FUNERAL HOME, INC.                                            WEST VIRGINIA
      235                DODD-PAYNE-HESS FUNERAL HOME, INC.                                             WEST VIRGINIA
      236                EVANS FUNERAL HOME, INC. (WEST VIRGINIA)                                       WEST VIRGINIA
      237                GRACELAND MAUSOLEUM, INC.                                                      WEST VIRGINIA
      238                KIMES FUNERAL HOME, INC.                                                       WEST VIRGINIA
      239                KLINGEL-CARPENTER MORTUARY, INC.                                               WEST VIRGINIA
      240                S.E. ACQUISITION OF MALDEN, WEST VIRGINIA, INC.                                WEST VIRGINIA
      241                WILSON FUNERAL HOME, INC.                                                      WEST VIRGINIA
      242      LAKEWOOD MEMORIAL PARK, INC.                                                              MISSISSIPPI
      243      MEMORIAL SERVICES OF COLUMBIA, INC.                                                         MISSOURI
      244                MEMORIAL FUNERAL HOME, INC.                                                       MISSOURI
      245                LINCOLN MEMORIAL MORTUARY, INC.                                                   NEBRASKA
      246      S.E. ACQUISITION OF NEVADA, INC.                                                             NEVADA
      247                DESERT MEMORIAL, INC.                                                              NEVADA
      248                NEPTUNE SOCIETY OF NEVADA, INC.                                                    NEVADA
      249                RENO MEMORIAL, INC.                                                                NEVADA
      250                S.E. ACQUISITION OF RENO, NEVADA, INC.                                             NEVADA
      251      STRONG & BURNS FUNERAL HOME, INC.                                                           NEW YORK
      252      MONTLAWN MEMORIAL PARK, INC.                                                             NORTH CAROLINA
      253      ROCKY MOUNT MEMORIAL PARK, INC.                                                          NORTH CAROLINA
      254      S.E. ACQUISITION OF OREGON, INC.                                                             OREGON
      255                AMLING/SCHROEDER FUNERAL SERVICE, INC.                                             OREGON
      256                CASCADE CREMATORY, INC.                                                            OREGON
      257                CHAPEL OF THE ROSES, INC.                                                          OREGON

                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
      258                CHAPEL OF THE VALLEY FUNERAL HOME, INC.                                            OREGON
      259                DUTTON, INC.                                                                       OREGON
      260                J.P. FINLEY AND SON MORTUARY, INC.                                                 OREGON
      261                          SUNSET HILLS MEMORIAL PARK                                               OREGON
      262                GREENWOOD CEMETERY, INC.                                                           OREGON
      263                NISWONGER & REYNOLDS, INC.                                                         OREGON
      264                S.E. ACQUISITION OF MYRTLE CREEK, OREGON, INC.                                     OREGON
      265                S.E. ACQUISITION OF REEDSPORT, OREGON, INC.                                        OREGON
      266                TABOR'S DESERT HILLS MORTUARY, INC.                                                OREGON
      267      CAROLINA FINANCIAL CORPORATION OF PICKENS                                                SOUTH CAROLINA
      268                HILL-CREST MEMORIAL PARK                                                       SOUTH CAROLINA
      269                OCONEE MEMORIAL GARDENS, INC.                                                  SOUTH CAROLINA
      270      DILLARD MEMORIAL, INC.                                                                   SOUTH CAROLINA
      271      COLE & GARRETT FUNERAL HOMES, INC.                                                         TENNESSEE
      272      HIGHLAND MEMORIAL CEMETERY, INC.                                                           TENNESSEE
      273      HOLLY HILLS, INC.                                                                          TENNESSEE
      274      KINGSPORT CEMETERY CORPORATION                                                             TENNESSEE
      275      THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.                                          TENNESSEE
      276      PASADENA FUNERAL HOME, INC.                                                                  TEXAS
      277      RESTLAND FUNERAL HOME, INC.                                                                  TEXAS
      278                ANDERSON-CLAYTON BROS. FUNERAL HOMES, INC.                                         TEXAS
      279                          LITTLE BETHEL MEMORIAL PARK, INC.                                        TEXAS
      280                          ROSELAWN MEMORIAL GARDENS, INC.                                          TEXAS
      281                BELEW FUNERAL HOME, INC.                                                           TEXAS
      282                BEXAR COUNTY MORTUARY SERVICES, INC.                                               TEXAS
      283                BLUEBONNET HILLS MEMORIAL PARK, INC.                                               TEXAS
      284                         BLUEBONNET HILLS FUNERAL HOME, INC.                                       TEXAS
      285                BRIGHT-HOLLAND FUNERAL HOME, INC.                                                  TEXAS
      286                CRESPO & SONS, INCORPORATED                                                        TEXAS
      287                DALTON & SON FUNERAL HOME, INC.                                                    TEXAS
      288                EMERALD HILLS FUNERAL CORPORATION                                                  TEXAS
      289                J. E. FOUST & SON FUNERAL DIRECTORS, INC.                                          TEXAS
      290                GUARDIAN CREMATION SOCIETY, INC.                                                   TEXAS
      291                GUARDIAN FUNERAL HOME, INC.                                                        TEXAS
      292                HILLTOP MEMORIAL PARK                                                              TEXAS
      293                LAUREL LAND MEMORIAL PARK, INC.                                                    TEXAS
      294                          LAUREL LAND FUNERAL HOME, INC.                                           TEXAS
      295                         SINGING HILLS FUNERAL HOME, INC.                                          TEXAS
      296                LAUREL LAND OF FORT WORTH, INC.                                                    TEXAS
      297                          LAUREL LAND FUNERAL HOME OF FORT WORTH, INC.                             TEXAS
      298                LYONS FUNERAL HOME, INC.                                                           TEXAS
      299                METROCREST FUNERAL HOME, INC.                                                      TEXAS

                                                                                                       JURISDICTION OF
       #                            COMPANY                                                              ORGANIZATION
      300                RESTLAND OF DALLAS, INC.                                                           TEXAS
      301                          ABBEY PLAN OF TEXAS, INC.                                                TEXAS
      302                          HIGHLAND MEMORIAL GARDENS, INC.                                          TEXAS
      303                SIMPLICITY PLAN OF TEXAS, INC.                                                     TEXAS
      304                SOUTHPARK FUNERAL HOME, INC.                                                       TEXAS
      305                          SOUTH MEMORIAL PARK, INC.                                                TEXAS
      306      S.E. ACQUISITION OF WASHINGTON, INC.                                                       WASHINGTON
      307                E.R. BUTTERWORTH & SONS                                                          WASHINGTON
      308                CREMATION SOCIETY NORTHWEST, INC.                                                WASHINGTON
      309                EVERGREEN STAPLES FUNERAL CHAPEL, INC.                                           WASHINGTON
      310      CUNNINGHAM MEMORIAL PARK, INC.                                                           WEST VIRGINIA
      311      LEGACY ONE, INC.                                                                         WEST VIRGINIA
      312                FINDLAY CEMETERY, INC.                                                              OHIO
      313                EASTLAWN MEMORIAL GARDENS, INCORPORATED                                           VIRGINIA
      314                GRANDVIEW MEMORY GARDENS, INCORPORATED                                            VIRGINIA
      315                GREENHILLS MEMORY GARDENS, INC.                                                   VIRGINIA
      316                HIGHLAND MEMORY GARDENS, INCORPORATED                                             VIRGINIA
      317                HOLLY MEMORIAL GARDENS, INC. (VA)                                                 VIRGINIA
      318                MONTICELLO MEMORY GARDENS, INC.                                                   VIRGINIA
      319                SUNSET MEMORY GARDENS, INC.                                                       VIRGINIA
      320                BLUE RIDGE FUNERAL HOME, INC.                                                  WEST VIRGINIA
      321                BLUE RIDGE MEMORIAL GARDENS, INC.                                              WEST VIRGINIA
      322                C.G.R., INC.                                                                   WEST VIRGINIA
      323                EASTERN CEMETERY ASSOCIATES, INC.                                              WEST VIRGINIA
      324                ETERNAL LIGHT FUNERALS, INC.                                                   WEST VIRGINIA
      325                KANAWHA PLAZA PARTNERSHIP                                                      WEST VIRGINIA
      326                LEGACY ONE SERVICE CORPORATION                                                 WEST VIRGINIA
      327                LOI CHARLESTON, INC.                                                           WEST VIRGINIA
      328                MOUNTAIN VIEW MEMORY GARDENS, INC.                                             WEST VIRGINIA
      329                NATIONAL EXCHANGE TRUST, LTD.                                                  WEST VIRGINIA
      330                NATIONAL FUNERAL SERVICES, INCORPORATED                                        WEST VIRGINIA
      331                PLEASANT VIEW MEMORY GARDENS, INC.                                             WEST VIRGINIA
      332                WILLIAMS-BLUE RIDGE FUNERAL HOME, INC.                                         WEST VIRGINIA